Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SUNAMERICA SERIES TRUST

SA JPMorgan MFS Core Bond Portfolio

SA MFS Large Cap Growth Portfolio

(each, a “Portfolio,” and together, the “Portfolios”)

Supplement dated September 22, 2026, to the Portfolios’ respective

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

May 1, 2026, as supplemented and amended to date

At a meeting held on July 20, 2026 (the “Meeting”), the Board of Trustees (“Board”) of SunAmerica Series Trust (the “Trust”) approved amendments to the Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and Massachusetts Financial Services Company (“MFS”), with respect to the SA JPMorgan MFS Core Bond Portfolio and the SA MFS Large Cap Growth Portfolio, to reduce the subadvisory fees payable from SunAmerica to MFS. The amendments will become effective on October 1, 2026.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ST3179IN6 (9/26)